                                                                    EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                               SUBSIDIARY SCHEDULE
                                DECEMBER 31, 2001

                                                                                        STATE OF
CORPORATION                                                                             INCORPORATION
-----------                                                                             -------------
AEGIS Therapies - Florida, Inc.                                                         Delaware
AEGIS Therapies, Inc.                                                                   Delaware
AGI-Camelot, Inc.                                                                       Missouri
Arborland Management Company, Inc.                                                      South Carolina
Associated Physical Therapy Practitioners, Inc.                                         Pennsylvania
Beverly Assisted Living, Inc.                                                           Delaware
Beverly Enterprises, Inc.                                                               Delaware
Beverly Enterprises International Limited                                               California
Beverly Enterprises - Alabama, Inc.                                                     California
Beverly Enterprises - Arizona, Inc.                                                     California
Beverly Enterprises - Arkansas, Inc.                                                    California
Beverly Enterprises - California, Inc.                                                  California
Beverly Enterprises - Colorado, Inc.                                                    California
Beverly Enterprises - Connecticut, Inc.                                                 California
Beverly Enterprises - Delaware, Inc.                                                    California
Beverly Enterprises - Distribution Services, Inc.                                       California
Beverly Enterprises - District of Columbia, Inc.                                        California
Beverly Enterprises - Florida, Inc.                                                     California
Beverly Enterprises - Garden Terrace, Inc.                                              California
Beverly Enterprises - Georgia, Inc.                                                     California
Beverly Enterprises - Hawaii, Inc.                                                      California
Beverly Enterprises - Idaho, Inc.                                                       California
Beverly Enterprises - Illinois, Inc.                                                    California
Beverly Enterprises - Indiana, Inc.                                                     California

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        STATE OF
CORPORATION                                                                             INCORPORATION
-----------                                                                             -------------
Beverly Enterprises - Iowa, Inc.                                                        California
Beverly Enterprises - Kansas, Inc.                                                      California
Beverly Enterprises - Kentucky, Inc.                                                    California
Beverly Enterprises - Louisiana, Inc.                                                   California
Beverly Enterprises - Maine, Inc.                                                       California
Beverly Enterprises - Maryland, Inc.                                                    California
Beverly Enterprises - Massachusetts, Inc.                                               California
Beverly Enterprises - Michigan, Inc.                                                    California
Beverly Enterprises - Minnesota, Inc.                                                   California
Beverly Enterprises - Mississippi, Inc.                                                 California
Beverly Enterprises - Missouri, Inc.                                                    California
Beverly Enterprises - Montana, Inc.                                                     California
Beverly Enterprises - Nebraska, Inc.                                                    California
Beverly Enterprises - Nevada, Inc.                                                      California
Beverly Enterprises - New Hampshire, Inc.                                               California
Beverly Enterprises - New Jersey, Inc.                                                  California
Beverly Enterprises - New Mexico, Inc.                                                  California
Beverly Enterprises - North Carolina, Inc.                                              California
Beverly Enterprises - North Dakota, Inc.                                                California
Beverly Enterprises - Ohio, Inc.                                                        California
Beverly Enterprises - Oklahoma, Inc.                                                    California
Beverly Enterprises - Oregon, Inc.                                                      California
Beverly Enterprises - Pennsylvania, Inc.                                                California
Beverly Enterprises - Rhode Island, Inc.                                                California

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        STATE OF
CORPORATION                                                                             INCORPORATION
-----------                                                                             -------------
Beverly Enterprises - South Carolina, Inc.                                              California
Beverly Enterprises - Tennessee, Inc.                                                   California
Beverly Enterprises - Texas, Inc.                                                       California
Beverly Enterprises - Utah, Inc.                                                        California
Beverly Enterprises - Vermont, Inc.                                                     California
Beverly Enterprises - Virginia, Inc.                                                    California
Beverly Enterprises - Washington, Inc.                                                  California
Beverly Enterprises - West Virginia, Inc.                                               California
Beverly Enterprises - Wisconsin, Inc.                                                   California
Beverly Enterprises - Wyoming, Inc.                                                     California
Beverly - Bella Vista Holding, Inc.                                                     Delaware
Beverly - Branson Holdings, Inc.                                                        Delaware
Beverly Clinical, Inc.                                                                  Delaware
Beverly Funding Corporation                                                             Delaware
Beverly Health and Rehabilitation Services, Inc.                                        California
Beverly Healthcare - California, Inc.                                                   California
Beverly Holdings 1, Inc.                                                                Delaware
Beverly Indemnity, Ltd.                                                                 Vermont
Beverly Manor Inc. of Hawaii                                                            California
Beverly - Missouri Valley Holding, Inc.                                                 Delaware
Beverly - Plant City Holdings, Inc.                                                     Delaware
Beverly - Rapid City Holding, Inc.                                                      Delaware

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        STATE OF
CORPORATION                                                                             INCORPORATION
-----------                                                                             -------------
Beverly Real Estate Holdings, Inc.                                                      Delaware
Beverly Savana Cay Manor, Inc.                                                          California
Beverly - Tamarac Holdings, Inc.                                                        Delaware
Beverly - Tampa Holdings, Inc.                                                          Delaware
CERES Strategies, Inc.                                                                  Delaware
Carrolton Physical Therapy Clinic, Inc.                                                 Texas
Commercial Management, Inc.                                                             Iowa
Community Care, Inc.                                                                    North Carolina
Compassion and Personal Care Services, Inc.                                             North Carolina
Eastern Home Health Supply & Equipment Co., Inc.                                        North Carolina
Greenville Rehabilitation Services, Inc.                                                Texas
Hallmark Convalescent Homes, Inc.                                                       Michigan
HomeCare Preferred Choice, Inc.                                                         Delaware
Home Health and Rehabilitation Services, Inc.                                           Texas
Hospice of Eastern Carolina, Inc.                                                       North Carolina
Hospice Preferred Choice, Inc.                                                          Delaware
Las Colinas Physical Therapy Center, Inc.                                               Texas
Liberty Nursing Homes, Incorporated                                                     Virginia
MATRIX Occupational Health, Inc.                                                        Delaware
MATRIX Rehabilitation, Inc.                                                             Delaware
MATRIX Rehabilitation - Delaware, Inc.                                                  Delaware
MATRIX Rehabilitation - Georgia, Inc.                                                   Delaware

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        STATE OF
CORPORATION                                                                             INCORPORATION
-----------                                                                             -------------
MATRIX Rehabilitation - Maryland, Inc.                                                  Delaware
MATRIX Rehabilitation - Ohio, Inc.                                                      Delaware
MATRIX Rehabilitation - South Carolina, Inc.                                            Delaware
MATRIX Rehabilitation - Texas, Inc.                                                     Delaware
Medical Arts Health Facility of Lawrenceville, Inc.                                     Georgia
Moderncare of Lumberton, Inc.                                                           North Carolina
Nebraska City S-C-H, Inc.                                                               Nebraska
Network for Physical Therapy, Inc.                                                      Texas
North Dallas Physical Therapy Associates, Inc.                                          Texas
Nursing Home Operators, Inc.                                                            Ohio
Petersen Health Care, Inc.                                                              Florida
PT Net, Inc.                                                                            Tennessee
PT Net (Colorado), Inc.                                                                 Colorado
Rehabilitation Associates of Lafayette, Inc.                                            Louisiana
South Alabama Nursing Home, Inc.                                                        Alabama
South Dakota - Beverly Enterprises, Inc.                                                California
Spectra Healthcare Alliance, Inc.                                                       Delaware
Tar Heel Infusion Company, Inc.                                                         North Carolina
The Parks Physical Therapy and Work Hardening Center, Inc.                              Texas
Theraphysics Corp.                                                                      Delaware
Theraphysics of New York IPA, Inc.                                                      New York
Theraphysics Partners of Colorado, Inc.                                                 Delaware
Theraphysics Partners of Western Pennsylvania, Inc.                                     Delaware
Theraphysics Partners of Texas, Inc.                                                    Delaware

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                         SUBSIDIARY SCHEDULE (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        STATE OF
CORPORATION                                                                             INCORPORATION
-----------                                                                             -------------
 TMD Disposition Company                                                                Florida
Vantage Healthcare Corporation                                                          Delaware